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                                  AMENDMENT NO. 2 TO
                     VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE
                                       (WCB 17)


         THIS AMENDMENT NO. 2 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE is made and entered into as of June 24, 1996 by and between WCB SEVENTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and GILEAD SCIENCES, INC., a Delaware corporation ("Tenant").

         Landlord's predecessor-in-interest, Vintage Park Associates, and
Tenant entered into that certain Vintage Park Research and Development Lease dated March 27, 1992, as amended by that certain Amendment No. 1 dated October 11, 1993 (collectively, the "Lease"), with respect to space in the Buildings commonly known as 342A, 344B, 346, 353 and 368 Lakeside Drive, Foster City, California. Landlord and Tenant now desire to amend the Lease in order, among other things, to reflect a transfer of the Landlord's interest in certain portions of the premises, to add certain areas to the premises and to extend the term all as more fully set forth below and, accordingly, Landlord and Tenant hereby agree as follows:

         1. TRANSFER OF LANDLORD'S INTEREST. As of December 21, 1994 (the "Transfer Date"), Landlord's interest in those certain Buildings commonly known as 342A Lakeside Drive and 368 Lakeside Drive, together with the portions of the premises located therein (the "WCB 16 Premises") were transferred to WCB Sixteen Limited Partnership, a Delaware limited partnership ("WCB Sixteen"). Simultaneously, on the Transfer Date, the Landlord's interest in the Lease with respect to those portions of the premises located within 344B, 346 and 353 Lakeside Drive ("WCB 17 Premises") were transferred to WCB Seventeen Limited Partnership, a Delaware limited partnership ("WCB Seventeen"). From and after the Transfer Date, WCB Seventeen shall be deemed the Landlord under the terms of the Lease with respect to the WCB 17 Premises and accruing from and after the Transfer Date and hereby assumes all of the obligations of Landlord under the terms of this Lease with respect to the WCB 17 Premises accruing from and after the Transfer Date. Tenant hereby attorns to WCB Seventeen as the Landlord under the Lease with respect to the WCB 17 Premises from and after the Transfer Date. Simultaneously with the execution of this Amendment, Tenant and WCB Sixteen Limited Partnership shall enter into Amendment No. 2 to this Lease under which WCB Sixteen Limited Partnership assumes the obligations of the Landlord under the terms of this Lease with respect to the WCB 16 Premises accruing from and after the Transfer Date.


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         2.   AMENDMENT OF BASIC LEASE INFORMATION.  Those portions of the
Basic Lease Information of the Lease set forth below are hereby amended to read as follows:

Premises and Building:

    331 Lakeside Drive            Approximately 21,108 sq. ft., as outlined on
                                  EXHIBIT A to Amendment No. 2

    344B Lakeside Drive           Approximately 13,055 sq. ft.

    346 Lakeside Drive            Approximately 18,961 sq. ft.

    353 Lakeside Drive            Approximately 29,250 sq. ft.

Term Commencement:

    331 Lakeside Drive:           January 1, 1997

Term Expiration:

    331 Lakeside Drive:           March 31, 2006

    344B Lakeside Drive:          March 31, 2006

    346 Lakeside Drive:           March 31, 2006

    353 Lakeside Drive:           March 31, 2006

Monthly Base Rent:

    April 1, 1996 through
    December 31, 1996             $73,519.20

    January 1, 1997 through
    March 31, 1997                $98,848.80

    April 1, 1997 through
    March 31, 1998                $102,967.50

    April 1, 1998 through
    March 31, 1999                $107,086.20

    April 1, 1999 through
    March 31, 2000                $111,204.90

    April 1, 2000 through
    March 31, 2001                $114,541.05


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    April 1, 2001 through
    March 31, 2002                $117,977.28

    April 1, 2002 through
    March 31, 2003                $121,516.60

    April 1, 2003 through
    March 31, 2004                $125,162.09

    April 1, 2004 through
    March 31, 2005                $128,916.96

    April 1, 2005 through
    March 31, 2006                $132,784.47

Tenant's Percentage Share:

    331 Lakeside Drive:           100%

    344B Lakeside Drive:          44.36%

    346 Lakeside Drive:           100%

    353 Lakeside Drive:           100%

Landlord's Address for Notice:

    WCB Seventeen Limited Partnership
    c/o WCB Properties
    393 Vintage Park Drive, Suite 200
    Foster City, CA  94404


         3. AMENDMENT OF PARAGRAPH 2. With respect to 331 Lakeside Drive, there is added a new last sentence to subparagraph 2(a), as follows:

              Notwithstanding the foregoing provisions of this subparagraph (a), Landlord, at its expense,shall exercise due diligence in order to deliver possession of the premises to the Tenant by January 1, 1997; and if Landlord, despite such due diligence, is unable to deliver possession of the premises to Tenant by said date, this Lease shall not be void or voidable, the commencement of the term shall be postponed until the premises shall be delivered to Tenant.


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         4.   AMENDMENT OF PARAGRAPH 13.  A new subparagraph (a)(5) is hereby added to paragraph 13 of the Lease, to read as follows:

              (5) an "Event of Default" under that certain Gilead Sciences Research and Development Lease dated June 24, 1996, between Tenant and WCB Sixteen Limited Partnership with respect to premises known as 333 Lakeside Drive, Foster City.

         5.   AMENDMENT OF PARAGRAPH 20.

              (a) Subparagraph 20(a) of the Lease is amended to read as follows:

              (a) Tenant shall have two options to extend the term of this Lease, each for a period of five years (an "Option Period"), with the first Option Period commencing April 1, 2006, subject to the terms and conditions of this paragraph 20.

              (b) Paragraph 20(f) of the Lease, as added under the terms of Amendment No. 1., is hereby deleted.

         6. ADDITION TO PREMISES. Upon the commencement of the term for that portion of the premises consisting of 331 Lakeside Drive, Tenant shall accept such portion of the premises in its then "as-is" condition.

         7. RATIFICATION. Landlord and Tenant hereby ratify and confirm the terms of the Lease as amended in paragraphs 1 through 6 above.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

TENANT:                           LANDLORD:

GILEAD SCIENCES, INC.,            WCB SEVENTEEN LIMITED
a Delaware corporation            PARTNERSHIP, a Delaware limited partnership

                                  By: WCB SEVENTEEN INC., a
By: /s/ John C. Martin                Delaware corporation,
   ---------------------------        general partner
   Its: CEO
      ------------------------


                                      By: /s/ Wallace G. Murfit
                                         ------------------------------------
                                         Its: V.P.
                                             --------------------------------


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